Supplement, dated November 11, 2008

to the Prospectuses, dated February 1, 2008, for

Seligman Core Fixed Income Fund, Inc.

(the “Fund”)

Effective November 11, 2008, this prospectus supplement dated November 11, 2008 supersedes and replaces the prospectus supplement dated November 7, 2008.

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008. RiverSource Investments will continue the contractual fee waiver/expense reimbursement arrangement currently in effect for the Fund. In connection with the Acquisition, there is a change to the Fund’s primary benchmark:

Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Fund, the Lehman Brothers U.S. Universal Index is replaced with the Lehman Brothers Aggregate Bond Index, which will be used as the primary benchmark for the Fund. Information on both indexes will be included for a one year transition period. Thereafter, only the Lehman Brothers Aggregate Bond Index will be included.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

Also, effective November 7, 2008, in connection with the Acquisition, the Fund’s portfolio managers have been changed. This change also results in modification to the investment process used for the Fund. The foregoing changes are reflected in the revised Principal Investment Strategies, Principal Risks and Management sections of the prospectus as set forth below.

The information under the caption “Principal Investment Strategies” is hereby superseded and replaced with the following information:

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will invest at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund intends to maintain at least 70% of its net assets in investment grade fixed-income securities (“Investment Grade Securities”) and may invest up to 30% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). The proportion of the Fund’s assets invested in each type of security will vary from time to time based on the investment manager’s assessment of general market and economic conditions.

The Fund may invest in securities of any duration. The Fund does not have any portfolio maturation limitations on its investments and, therefore, may invest in securities with short, medium or long maturities. However, the Fund expects to maintain an effective dollar-weighted average maturity of ten years or less on its portfolio of fixed-income securities. Although the Fund expects the maturity of its portfolio of fixed-income securities to be within the above limit, the Fund is not restricted to such limit.

Duration

Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond or portfolio of bonds, discounted to present time. Duration is used to judge expected price sensitivities to changes in interest rates.

Maturity

The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor, such as the Fund. A bond’s effective maturity takes into account the possibility that the issuer of the bond will repay the bond before its stated maturity date.

The Fund will invest its net assets primarily in US dollar-denominated fixed-income securities of US issuers. However, the Fund may also invest in US dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 20% of its net assets in non-US dollar denominated fixed-income securities of US or foreign issuers.

The Fund’s investment limitations and credit ratings restrictions (e.g., those of Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”)) will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

Investment Grade Securities

Investment Grade Securities are those rated within the four highest rating categories by Moody’s or S&P, or, if unrated, deemed by the Fund’s investment manager to be of comparable quality.

High-Yield Securities

High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s or BB or below by Fitch or S&P) or are securities deemed to be below investment grade by the Fund’s investment manager. Although High-Yield Securities have the potential to offer higher yields than higher rated fixed-income securities with similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated Investment Grade Securities.

Investments in Investment Grade Securities and High-Yield Securities

The Fund may invest in all types of Investment Grade Securities and High-Yield Securities, including, but not limited to:

•	Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate notes);
•	Mortgage-backed and other asset-backed securities (mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage backed securities);
•	Convertible securities, preferred stock, capital securities, structured securities and loan participations of US and non-US issuers;
•	Obligations of non-US governments and their agencies, and non-US private institutions;
•	Municipal securities;
•	Repurchase agreements;

•	Capital appreciation bonds, including zero coupon (interest payments accrue until maturity) and pay-in-kind securities (interest payments are made in additional securities);
•	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”); and
•	Eurodollar bonds.

Investment Grade Securities also include, but are not limited to:

•	Obligations issued or guaranteed by the US Government or its agencies or instrumentalities;
•	Obligations of government sponsored enterprises (GSEs) (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae));
•	Income-producing cash equivalents (e.g., certificates of deposit, commercial paper, discount notes and treasury bills); and
•	Other securities deemed by the investment manager to be of investment grade quality.

High-Yield Securities also include, but are not limited to:

•	Securities that are rated in default by a nationally recognized statistical rating organization;
•	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and
•	Other securities deemed by the investment manager to be of non-investment grade quality.

Investment Process

Investment Grade Securities. In pursuit of the Fund’s objective, the investment manager (RiverSource Investments, LLC) chooses Investment Grade Securities by:

•	Evaluating the Investment Grade Securities portion of the portfolio’s exposure to sectors, industries and securities relative to the Lehman Brothers Aggregate Bond Index (the Index).
•	Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.
•	Targeting an average portfolio duration within one year of the duration of the Index which, as of Sept. 30, 2008 was 4.47 years.

In evaluating whether to sell an Investment Grade Security, the investment manager considers, among other factors:

•	Identification of more attractive investments based on relative value.
•	The portfolio’s total exposure to sectors, industries and securities relative to the Index.
•	Whether a security’s rating has changed or is vulnerable to a change.
•	Whether a sector or industry is experiencing change.
•	Changes in the interest rate or economic outlook.

High-Yield Securities. In pursuit of the Fund’s objective, the investment manager chooses High-Yield Securities by:

•	Reviewing interest rate and economic forecasts.
•

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

•	Identifying companies that:
•

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

•	have growth potential, or

•	have the potential to increase in value as their credit ratings improve.
•	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell High-Yield Securities, the investment manager considers, among other factors, whether:

•	The interest rate or economic outlook changes.
•	A sector or industry is experiencing change.
•	A security’s rating is changed.
•	The security is overvalued relative to alternative investments.
•	The company no longer meets the investment manager’s performance expectations.
•	The investment manager wishes to lock in profits.
•	The investment manager identifies a more attractive opportunity.
•	The issuer or the security continues to meet the other standards described above.

Other Strategies

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund’s value of the securities) including funding agreements issued by domestic insurance companies. Rule 144A Securities deemed to be liquid by the Fund’s investment manager are not included in this limitation. The Fund may purchase securities on a when issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objectives.

The Fund’s investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described under “Principal Investment Strategies.”

There is no guarantee that the Fund will achieve its objectives.

The information under the caption “Management” (including the sub-caption “Portfolio Management” and the information thereunder) is hereby superseded and replaced with the following information:

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”) announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a Special Meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the Seligman Group of Funds, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Seligman Group of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time.

Effective November 7, 2008, the Fund will pay RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The fee paid to RiverSource Investments will be the same annual fee rate that was paid to Seligman prior to November 7, 2008, which is equal to an annual rate of 0.50% of the Fund’s average daily net assets. RiverSource Investments has agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.50% per annum of the Fund’s average daily net assets. Such waiver/reimbursement will remain in effect at least until January 31, 2009. For the fiscal year ended September 30, 2007, the amount reimbursed by Seligman (the Fund’s manager prior to November 7, 2008) was equal to 0.75% of the Fund’s average daily net assets.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and will be made available in the Fund’s upcoming annual shareholder report.

Portfolio Manager(s). Effective November 7, 2008, the portfolio managers responsible for the day-to-day management of the Fund are:

Jamie Jackson, CFA, Portfolio Manager

•	Leader of the liquid assets sector team.
•	Joined RiverSource Investments in 2003.
•	Co-head of U.S. Investment Grade Fixed Income, UBS Global Asset Management, 1997 to 2003.
•	Began investment career in 1988.
•	MBA, Marquette University.

Tom Murphy, CFA, Portfolio Manager

•	Leader of the investment grade corporate bond sector team.
•	Joined RiverSource Investments in 2002.
•	Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.
•	Began investment career in 1986.
•	MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

•	Member of the high yield sector team.
•	Joined RiverSource Investments in 1990.
•	Began investment career in 1986.
•	MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. The Fund’s portfolio managers lead the teams that specialize in the sectors in which the Fund primarily invests, and collectively determine allocation of Fund assets among the sectors. Messrs. Jackson and Murphy lead the liquid assets and investment grade corporate bond sector teams, respectively. The high yield sector team is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities of the Fund.

The following information is added to the section under the caption “Shareholder Information” under the sub-caption “How to Exchange Shares Among the Seligman Mutual Funds”:

The Seligman Mutual Funds are part of the RiverSource complex of funds which, in addition to RiverSource funds, includes RiverSource Partners funds and Threadneedle funds. Each of the funds in the RiverSource complex shares the same Board of Directors/Trustees. However, the Seligman Mutual Funds do not share the same policies and procedures, as set forth in the Shareholder Information section of this prospectus, as the other funds in the RiverSource complex and may not be exchanged for shares of RiverSource funds, RiverSource Partners funds or Threadneedle funds.